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                                                                 EXHIBIT 10.88

                          DORAL FINANCIAL CORPORATION


                                  $29,000,000




                     $5,000,000 8.35% SENIOR NOTES DUE 2004
                     $8,000,000 8.45% SENIOR NOTES DUE 2005
                     $7,000,000 8.50% SENIOR NOTES DUE 2006
                     $9,000,000 8.55% SENIOR NOTES DUE 2007





                      ------------------------------------


                            NOTE PURCHASE AGREEMENT


                         DATED AS OF SEPTEMBER 17, 1999



                      ------------------------------------






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

                               TABLE OF CONTENTS


                                                                                               PAGE
                                                                                               ----
ARTICLE 1 - Definitions and Rules of Construction................................................1
         SECTION 1.1.  Definitions...............................................................1
         SECTION 1.2.  Other Definitions.........................................................6
         SECTION 1.3.  Rules of Construction.....................................................6

ARTICLE 2 - The Securities.......................................................................6
         SECTION 2.1.  Form and Dating...........................................................6
         SECTION 2.2.  Execution and Authentication..............................................7
         SECTION 2.3.  Registrar and Paying Agent................................................7
         SECTION 2.4.  Paying Agent To Hold Money in Trust.......................................7
         SECTION 2.5.  Transfer and Exchange.....................................................7
         SECTION 2.6.  Replacement Securities....................................................8

ARTICLE 3 - Covenants............................................................................8
         SECTION 3.1.  Payment of Securities.....................................................8
         SECTION 3.2.  SEC Reports...............................................................8
         SECTION 3.3.  Corporate Existence.......................................................9
         SECTION 3.4.  Limitation Upon Creation of Liens
                       on Voting Stock Principal Mortgage
                       Banking Subsidiaries......................................................9
         SECTION 3.5.  Limitation Upon Disposition of
                       Voting Stock of Principal Mortgage
                       Banking Subsidiaries.....................................................10
         SECTION 3.6.  Further Instruments and Acts.............................................11

ARTICLE 4 - Successor Company...................................................................11
         SECTION 4.1.  When Company May Merge or
                       Transfer Assets..........................................................11

ARTICLE 5 - Defaults and Remedies...............................................................12
         SECTION 5.1.  Events of Default........................................................12
         SECTION 5.2.  Acceleration.............................................................13
         SECTION 5.3.  Other Remedies...........................................................14
         SECTION 5.4.  Waiver of Past Defaults..................................................14
         SECTION 5.5.  Rights of Holders to Receive Payment.....................................14
         SECTION 5.6.  Waiver of Stay or Extension Laws.........................................14

ARTICLE 6 - Amendments..........................................................................15
         SECTION 6.1.  Amendment of Agreement...................................................15
         SECTION 6.2.  Revocation and Effect of Consents
                       and Waivers..............................................................15
         SECTION 6.3.  Notation on or Exchange of Securities....................................16

ARTICLE 7 - Representations of Holders and Restrictions
            on Transfer of Securities...........................................................16

                                                                                               PAGE
                                                                                               ----
         SECTION 7.1.  No Registration under Securities Act......................................16


ARTICLE 8 - Representations and Warranties.......................................................19
         SECTION 8.1.   Corporate Existence; Compliance with
                        Law and Contractual Obligations..........................................19
         SECTION 8.2.   Corporate Power; Authorization;
                        Enforceable Obligations..................................................19
         SECTION 8.3.   No Legal or Contractual Bar..............................................19
         SECTION 8.4.   Financial Information....................................................20
         SECTION 8.5.   No Material Litigation...................................................20
         SECTION 8.6.   Taxes....................................................................21
         SECTION 8.7.   Investment Company Act...................................................21
         SECTION 8.8.   Use of Proceeds..........................................................21
         SECTION 8.9.   ERISA....................................................................21
         SECTION 8.10.  Rank of the Securities...................................................22
         SECTION 8.11.  No Registration Under the Act............................................22

ARTICLE 9 - Conditions Precedent.................................................................23
         SECTION 9.1.  Conditions Precedent to Initial Sale......................................23

ARTICLE 10 - Miscellaneous.......................................................................24
         SECTION 10.1.  Notices..................................................................24
         SECTION 10.2.  Statements or Opinion....................................................25
         SECTION 10.3.  When Treasury Securities Disregarded.....................................25
         SECTION 10.4.  Legal Holidays...........................................................26
         SECTION 10.5.  Governing Law............................................................26
         SECTION 10.6.  Successors...............................................................26
         SECTION 10.7.  Multiple Originals.......................................................26
         SECTION 10.8.  Table of Contents; Headings..............................................26
         SECTION 10.9.  Representations and Covenants
                        by the Initial Purchasers................................................26
         SECTION 10.10. Survival of Certain Provisions...........................................27

EXHIBIT A  -  FORM OF SECURITY

                  NOTE PURCHASE AGREEMENT dated as of September 17, 1999, between DORAL FINANCIAL CORPORATION, a Puerto Rico corporation (the "Company"), and the several parties named in Schedule I hereto (the "Initial Purchasers").


         On the basis of the representations, warranties and covenants and subject to the conditions contained herein, each Initial Purchaser hereby agrees, severally and not jointly, to purchase from the Company, and the Company hereby agrees to issue and sell to each Initial Purchaser, at a purchase price of 100% of the principal amount thereof, the principal amount set forth opposite such Initial Purchaser's name on Schedule I hereto of the Company's $5,000,000 aggregate principal amount of 8.35% Senior Notes Due August 31, 2004, $8,000,000 aggregate principal amount of 8.45% Senior Notes Due August 31, 2005, $7,000,000 aggregate principal amount of 8.50% Senior Notes Due August 31, 2006 and $9,000,000 aggregate principal amount of 8.55% Senior Notes Due August 31, 2007 (collectively, the "Securities").

         The closing of the sale of Securities shall be held on September 17, 1999 or on such later day as may be agreed to by the parties. Delivery of the Securities shall be made to the several Initial Purchasers against payment by the several Initial Purchasers of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to the account specified by the Company.

         Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders (as defined below) of the
Securities:

                                   ARTICLE 1

                     DEFINITIONS AND RULES OF CONSTRUCTION

         SECTION 1.1.      DEFINITIONS.

         "Act" means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

         "Affiliate" means (i) any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any Subsidiary; (ii) any spouse, immediate family member or other relative who has the same principal residence as any person described in clause (i) above or clause (iv) below; (iii) any corporation, trust or other organization or entity of which persons described in clauses (i) or (ii) above individually or collectively own more than 10% of the equity or other beneficial or ownership interests; and (iv) any person who is a director or officer of the Company or any Subsidiary or of any person described in clause (i) or (iii) above. For purposes of this definition (1) control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person, whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing; and (2) beneficial ownership of 10% or more of the voting common equity (on a fully diluted basis assuming conversion of all outstanding securities convertible into voting stock, whether or not currently convertible, and the exercise of all outstanding options, warrants and other rights to purchase voting stock, whether or not currently exercisable) of a person shall be deemed to be control of such person.

         "Agreement" means this Agreement as amended or supplemented from time to time.

         "Board of Directors" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board.

         "Business Day" means each day which is not a Legal Holiday.

         "Capital Stock" means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) corporate stock, including any Preferred Stock.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Company" means the party named as such in this Agreement until a successor replaces it and, thereafter, includes the successor.

         "Contractual Obligation" shall mean, as to any Person, any provision of any security issued by such person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

         "Debt" means (1) any obligation of the Person for (a) the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments or for the payment of the deferred purchase price of property or assets (other than Trade Payables), or (b) for the payment of money relating to a lease that is required to be classified as a capitalized lease obligation in accordance with generally accepted accounting principles; (2) any liability of others described in the preceding clause (1) that the Person has guaranteed, that is recourse to such Person or that is otherwise its legal liability; and (3) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (1) and (2) above.

         "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute then in effect.

         "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

         "Governmental Authority" shall mean any nation or government, any state, commonwealth or other political subdivision or instrumentality thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Holder" or "Securityholder" means the person in whose name a Security is registered on the Registrar's books.

         "Lien" means any mortgage, pledge, security interest, conditional sale or other title retention agreement or other similar lien.

         "Majority Holders" means the Holders of Securities representing in the aggregate a majority in aggregate outstanding principal amount of the Securities.

         "Material Adverse Effect" shall mean a material adverse effect with respect to (a) the business, operations or financial condition of the Company,
(b) the ability of the Company to pay and perform its obligations hereunder and under the Securities, or (c) the validity or enforceability of this Agreement or the Securities or the rights and remedies of the Holders hereunder or thereunder.

         "Material Amount" means, at any time, ten percent (10%) of the Company's consolidated stockholders' equity, as set forth in the most recent annual or quarterly financial statements of the Company delivered to the Holders.

         "Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer, the Secretary, or an Assistant Secretary of the Company.

         "Officers' Certificate" means a certificate signed by two
Officers.

         "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Holders. The counsel may be an employee of or counsel to the Company.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

         "Preferred Stock", as applied to the Capital Stock of any corporation, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

         "Principal" of a Security means the principal of the Security plus the premium, if any, payable on the Security which is due or overdue or is to become due at the relevant time.

         "Principal Mortgage Banking Subsidiary" means any Subsidiary, including its Subsidiaries, which (1) is principally engaged in the mortgage banking business, and (2) meets any of the following conditions: (i) the Company's and its other Subsidiaries' investments in and advances to the Subsidiary exceed 30 percent of the total assets of the Company and its Subsidiaries consolidated as of the end of the most recently completed fiscal year; (ii) the Company's and its other Subsidiaries' proportionate share of the total assets (after intercompany eliminations) of the Subsidiary exceeds 30 percent of the total assets of the Company and its Subsidiaries consolidated as of the end of the most recently completed fiscal year; or (iii) the Company's and its other Subsidiaries' equity in the income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principles of the Subsidiary exceeds 30 percent of such income of the Company and its Subsidiaries consolidated for the most recently completed fiscal year; provided, however, that any Subsidiary chartered as a banking corporation or as a savings association under the laws of the United States, any State or the Commonwealth shall not be considered a Principal Mortgage Banking Subsidiary unless the Company shall, after the date of this

Indenture, transfer the mortgage banking business currently conducted by Doral Mortgage Corporation or the Company's HF Mortgage Bankers Division to such banking corporation or savings association.

         "Requirements of Law" shall mean, as to any Person, the Articles or Certificate of Incorporation and By-laws or other organizational or governing documents of such Person, any law, treaty, rule or regulation, and any final and binding determination of an arbitrator or determination of a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "SEC" means the Securities and Exchange Commission or any successor to such entity's functions.

         "Securities" means the Securities issued under this Agreement.

         "Significant Subsidiary" means a Subsidiary, including its Subsidiaries, which meets any of the following conditions: (i) the Company's and its other Subsidiaries' investments in and advances to the Subsidiary exceed 10 percent of the total assets of the Company and its Subsidiaries consolidated as of the end of the most recently completed fiscal year; (ii) the Company's and its other Subsidiaries' proportionate share of the total assets (after intercompany eliminations) of the Subsidiary exceeds 10 percent of the total assets of the Company and its Subsidiaries consolidated as of the end of the most recently completed fiscal year; or (iii) the Company's and its other Subsidiaries' equity in the income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principles of the Subsidiary exceeds 10 percent of such income of the Company and its Subsidiaries consolidated for the most recently completed fiscal year.

         "Stated maturity", when used with respect to any security or any installment of interest thereon, means the date specified in such security as the fixed date on which the principal of such security or such installment of interest is due and payable.

         "Subsidiary" means any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) the Company, (ii) the

Company and one or more Subsidiaries or (iii) one or more Subsidiaries.

         "Trade Payables" means accounts payable or any other indebtedness or monetary obligations to trade creditors created or assumed in the ordinary course of business in connection with the obtaining of materials or services.

         "Voting Stock" means capital stock the holders of which have general voting power under ordinary circumstances to elect at least a majority of the board of directors of a corporation, provided that, for the purposes of such definition, capital stock which carries only the right to vote conditioned on the happening of an event shall not be considered voting stock whether or not such event shall have happened.


         "Wholly Owned Subsidiary" means a Subsidiary (i) all the Capital Stock of which (other than non-voting non-convertible Preferred Stock) is owned by the Company or one or more Wholly Owned Subsidiaries; and (ii) all the non-voting, non-convertible Preferred Stock of which is owned by the Company, one or more Wholly Owned Subsidiaries, or persons or entities that are not otherwise Affiliates of the Company.


         SECTION 1.2.      OTHER DEFINITIONS.


                                                                      DEFINED
                           TERM                                     IN SECTION
                           ----                                     ----------

         "Bankruptcy Law"...........................................    5.1
         "Custodian"................................................    5.1
         "Event of Default".........................................    5.1
         "Legal Holiday"............................................   10.4
         "Paying Agent".............................................    2.3
         "Registrar"................................................    2.3


         SECTION 1.3. RULES OF CONSTRUCTION. Unless the context otherwise requires:

                  (1) a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                  (3) "or" is not exclusive;

                  (4) "including" means including, without limitation; and

                  (5) words in the singular include the plural and words in the plural include the singular.

                                   ARTICLE 2

                                 THE SECURITIES

         SECTION 2.1. FORM AND DATING. The Securities shall be substantially in the form of Exhibit A, which is hereby incorporated in and expressly made a part of this Agreement. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). Each Security shall be dated the date of its issuance. The terms of the Securities set forth in Exhibit A are part of the terms of this Agreement and are incorporated herein by reference as if fully set forth herein.

         SECTION 2.2. EXECUTION AND AUTHENTICATION. Two Officers shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be impressed, affixed, imprinted or reproduced on the Securities and may be in facsimile form. If an Officer whose signature is on a Security no longer holds that office at the time the Security is issued, the Security shall be valid nevertheless.

         SECTION 2.3. REGISTRAR AND PAYING AGENT. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more coregistrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

         The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent or coregistrar not a party to this Agreement. The agreement shall implement the provisions of this Agreement that relate to such agent. The Company shall notify the Holders of the name and address of any such agent. The Company or any Subsidiary or Affiliate may itself act as Paying Agent, Registrar, coregistrar or transfer agent.

         The Company will initially act as Registrar and Paying Agent in connection with the Securities.

         SECTION 2.4. PAYING AGENT TO HOLD MONEY IN TRUST. On or prior to each due date of the principal and interest on any Security, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal and interest when so becoming due. The Company shall require each Paying Agent to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders all money held by the Paying Agent for the payment of principal of or interest on the Securities and shall notify the Holders of any default by the Company in making any such payment. If the Company or a Subsidiary acts as Paying Agent, it shall segregate the money held by it as Paying Agent.

         SECTION 2.5. TRANSFER AND EXCHANGE. The Securities shall be issued in registered form without coupons in denominations of $5,000 and integral multiples thereof and shall be transferable only upon the surrender of a Security for registration of transfer. When a Security is presented to the Registrar or a coregistrar with a request to register a transfer, the Registrar shall register the transfer as requested if the requirements of applicable law are met. When Securities are presented to the Registrar or a coregistrar with a request to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall make the exchange as requested if the same requirements are met. To permit registration of transfers and exchanges, the Company shall execute Securities at the Registrar's or coregistrar's request. The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges.

         Prior to the due presentation for registration of transfer of any Security, the Company, the Paying Agent, the Registrar or any coregistrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, and none of the Company, the Paying Agent, the Registrar or any coregistrar shall be affected by notice to the contrary.

         SECTION 2.6. REPLACEMENT SECURITIES. If a mutilated Security is surrendered to the Registrar or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue a replacement Security if the requirements of applicable law are met. If required by the Company, such Holder shall furnish an indemnity bond sufficient in the judgment of the Company to protect the Company, the Paying Agent, the Registrar and any coregistrar from any loss which any of them may suffer if a Security is replaced.

         Every replacement Security is an additional obligation of the Company.

                                   ARTICLE 3

                                   COVENANTS

         SECTION 3.1. PAYMENT OF SECURITIES. The Company shall promptly pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities and in this Agreement. Principal and interest shall be considered paid on the date due if on such date the Paying Agent holds in accordance with this Agreement money sufficient to pay all principal and interest then due and the Paying Agent is not prohibited from paying such money to the Securityholders on that date pursuant to the terms of this Agreement.

         SECTION 3.2. SEC REPORTS. The Company shall provide Securityholders within 10 days after it files them with the SEC copies of its annual report and of the information, documents and other reports which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. In the event the Company is at any time no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, it shall provide the Securityholders audited financial statements of the type that the Company would have been required to file with the SEC. In such event, such financial statements shall be provided at the time the Company would have been required to provide such audited financial statements had it continued to have been subject to such reporting requirements.

         SECTION 3.3.      CORPORATE EXISTENCE. Subject to the provisions of
Article 4 hereof, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and each Significant Subsidiary; provided, however, that the Company shall not be required to preserve any such right or franchise or maintain the corporate existence of any Significant Subsidiary if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or of the applicable Significant Subsidiary and that the loss thereof is not disadvantageous in any material respect to the Holders.

         SECTION 3.4. LIMITATION UPON CREATION OF LIENS ON VOTING STOCK PRINCIPAL MORTGAGE BANKING SUBSIDIARIES. The Company will not, and it will not permit any Subsidiary at any time directly or indirectly to, incur, issue, assume or guarantee any Debt for borrowed money secured by a pledge of, lien on or security interest in any shares of Voting Stock of any Principal Mortgage Banking Subsidiary without making effective provision whereby the outstanding Securities (and, if the Company so elects any other Debt of the Company ranking on a parity with the Securities) shall be secured equally and ratably with such secured Debt; provided, however, that the foregoing covenant shall not apply to any Debt secured by a pledge of, lien on or security interest in any shares of Voting Stock of any corporation at the time it becomes a Principal Mortgage Banking Subsidiary; and provided further, however, that the foregoing covenant shall not be applicable to liens for taxes or assessments or governmental charges or levies not then due and delinquent or the validity of which is being contested in good faith or which are less than $5,000,000 in amount, liens created by or resulting from any litigation or legal proceeding which is currently being contested in good faith by appropriate proceedings or which involve claims of less than $5,000,000, or deposits to secure (or in lieu of) surety, stay, appeal or customs bonds.

         If the Company shall hereafter be required to secure the Securities equally and ratably with any other Debt of the Company pursuant to this Section, the Company will promptly deliver to the Securityholders an Officers' Certificate stating that the foregoing covenant has been complied with, and an Opinion of Counsel stating that in the opinion of such counsel the foregoing covenant has been complied with and that any instruments executed by the Company or any Subsidiary in the performance of the foregoing covenant comply with the requirements of the foregoing covenant.

         SECTION 3.5. LIMITATION UPON DISPOSITION OF VOTING STOCK OF PRINCIPAL MORTGAGE BANKING SUBSIDIARIES. Subject to Article 4, the Company will not sell, assign, transfer or otherwise dispose of any shares of, securities convertible into or options, warrants or rights to subscribe for or purchase shares of, Voting Stock (other than directors' qualifying shares) of any Principal Mortgage Banking Subsidiary and will not permit any Principal Mortgage Banking Subsidiary to issue (except to the Company) any shares of, securities convertible into or options, warrants or rights to subscribe for or purchase shares of, Voting Stock of any Principal Mortgage Banking Subsidiary, except for sales, assignments, transfers or other dispositions that:

         (1) are for fair market value on the date thereof, as determined by the Board of Directors of the Company (which determination shall be conclusive) and, after giving effect to such disposition and to any possible dilution, the Company will own not less than 80% of the shares of Voting Stock of such Principal Mortgage Banking Subsidiary then issued and outstanding free and clear of any security interest;

         (2) are made in compliance with an order of a court or regulatory authority of competent jurisdiction, as a condition imposed by any such court or authority permitting the acquisition by the Company, directly or indirectly, of any other mortgage banking institution or entity the activities of which are legally permissible for a bank holding company or a subsidiary thereof to engage in, or as an undertaking made to such authority in connection with such an acquisition;

         (3) are made where such Principal Mortgage Banking Subsidiary, having obtained any necessary regulatory approvals, unconditionally guarantees payment when due of the principal of and premium, if any, and interest on the Securities; or

         (4) are made to the Company or any Wholly-Owned Subsidiary if such Wholly-Owned Subsidiary agrees to be bound by this covenant and the Company agrees to maintain such Wholly-Owned Subsidiary as a Wholly-Owned Subsidiary.

         Notwithstanding the foregoing, any Principal Mortgage Banking Subsidiary may be merged into or consolidated with another mortgage banking institution organized under the laws of the United States, any State thereof, the Commonwealth or the District of Columbia if, after giving effect to such merger or consolidation, the Company or any Wholly-Owned Subsidiary owns at least 80% of the Voting Stock of such other mortgage banking institution then issued and outstanding free and clear of any security interest and if, immediately after giving effect thereto and treating any such resulting institution thereafter as a Principal Mortgage Banking Subsidiary and as a Subsidiary for purposes of this Indenture, no Default has occurred and is continuing.

         SECTION 3.6. FURTHER INSTRUMENTS AND ACTS. Upon request of any Holder, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Agreement.

                                   ARTICLE 4

                               SUCCESSOR COMPANY

         SECTION 4.1. WHEN COMPANY MAY MERGE OR TRANSFER ASSETS. (a) The Company shall not consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets to, any Person, unless:

                  (i) the resulting, surviving or transferee Person (if not the Company) shall be a organized and existing under the laws of the Unites States of America, any State thereof, the Commonwealth of Puerto Rico or the District of Columbia and such Person shall expressly assume, by an agreement supplemental hereto, executed and delivered to each Holder, in form satisfactory to each Holder, all the obligations of the Company under the Securities and this Agreement;

                  (ii) immediately after giving effect to such transaction, no Default shall have happened and be continuing; and

                  (iii) the Company shall have delivered to each Holder an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental agreement (if any) comply with this Agreement.

         (b) Notwithstanding the provisions of subsection 4.1(a), any Wholly Owned Subsidiary may merge or consolidate with the Company so long as the Company shall be the surviving or continuing corporation.

                                   ARTICLE 5

                             DEFAULTS AND REMEDIES

         SECTION 5.1. EVENTS OF DEFAULT. An "Event of Default" means any one of the following events:

                  (1) the Company defaults in any payment of interest on any Security when the same becomes due and payable, and such default continues for a period of 30 days;

                  (2) the Company defaults in the payment of the principal of any Security when the same becomes due and payable at its Stated Maturity, upon declaration or otherwise;

                  (3) the Company fails to comply with any of its covenants or agreements in the Securities or this Agreement and such failure continues for 90 days after receipt by the Company of the notice specified below;

                  (4) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any Significant Subsidiary in excess of $5,000,000, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such acceleration having been rescinded or annulled within a period of 30 days after receipt by the Company of the notice specified below; provided, however, that if such default shall be remedied or cured by the Company or the Significant Subsidiary or waived by the holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without any action on the part of the Holders;

                  (5) the entry of a decree or order for relief in respect of the Company or any Significant Subsidiary by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, State of Commonwealth bankruptcy, insolvency or other similar law, or a decree or order adjudging the Company or any Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary under any applicable Federal, State or Commonwealth law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or any Significant Subsidiary or of any substantial part of its property, or ordering the winding up liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (6) the commencement by the Company or any Significant Subsidiary of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, State or Commonwealth bankruptcy, insolvency or other similar law, or the consent by it to the entry of an order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or any Significant Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of its creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Significant Subsidiary in furtherance of any such action.

         The term "Bankruptcy Law" means Title 11, United States Code, or any similar Federal, Commonwealth or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

         A Default under clause (3) and (4) is not an Event of Default until a Holder notifies the Company of the Default and the Company does not cure such Default within the time specified after receipt of such notice. Such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default".

         The Company shall deliver to the Holders, within 30 days after the occurrence thereof, written notice in the form of an Officers' Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (3) or (4), its status and what action the Company is taking or proposes to take with respect thereto.

         SECTION 5.2. ACCELERATION. If an Event of Default (other than an Event of Default specified in Section 5.1(5) or (6) with respect to the Company) occurs and is continuing and is not waived as provided in Section 5.4, each Holder by notice to the Company may declare the principal of and accrued interest on all the Securities held by such Holder to be due and payable. Upon such a declaration, such principal and interest shall be due and payable immediately. If an Event of Default specified in Section 5.1(5) or (6) with respect to the Company occurs and is continuing, the principal of and interest on all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of any Securityholders.

         SECTION 5.3. OTHER REMEDIES. If an Event of Default occurs and is continuing, each Holder may pursue any available remedy to collect the payment of principal of and interest on the Securities or to enforce the performance of any provision of the Securities or this Agreement.

         A delay or omission by any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

         SECTION 5.4. WAIVER OF PAST DEFAULTS. The Majority Holders by notice to the Company may waive an existing Default and its consequences except
(1) a Default in the payment of the principal of or interest on a Security or
(2) a Default in respect of a provision that under Section 6.1 cannot be amended without the consent of each Securityholder affected. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

         SECTION 5.5. RIGHTS OF HOLDERS TO RECEIVE PAYMENT. Notwithstanding any other provision of this Agreement, the right of any Holder to receive payment of principal of and interest on the Securities held by such Holder, on or after the respective due dates expressed in the Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

         SECTION 5.6. WAIVER OF STAY OR EXTENSION LAWS. The Company (to the extent it may lawfully do so) shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Holders, but shall suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE 6

                                   AMENDMENTS

         SECTION 6.1. AMENDMENT OF AGREEMENT. The Company and the Majority Holders may amend this Agreement or the Securities by an instrument in writing executed by the Company and the Majority Holders. However, without the consent of each Securityholder affected, an amendment may not:

                  (1) reduce the amount of Securities whose Holders must consent to an amendment;

                  (2) reduce the rate of or extend the time for payment of interest on any Security;

                  (3) reduce the principal of or extend the fixed maturity of any Security;

                  (4) make any Security payable in money other than that stated in the Security; or

                  (5) make any change in Section 5.4, 5.5, or this Section.

         After an amendment under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

         SECTION 6.2. REVOCATION AND EFFECT OF CONSENTS AND WAIVERS. A consent to an amendment or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent or waiver is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder's Security or portion of the Security if the Company receives the notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Securityholder.

         The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Securityholders entitled to give their consent or take any other action described above. Such record date may not be earlier than 30 days after notice thereof is given to Securityholders. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those persons who were Securityholders at such record date (or their duly designated proxies), and only those persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such persons continue to be Holders after such record date. No consent shall be valid or effective for more than 120 days after such record date.

         SECTION 6.3. NOTATION ON OR EXCHANGE OF SECURITIES. If an amendment changes the terms of a Security, the Company may require the Holder of the Security to deliver it to the Company. The Company may place an appropriate notation on the Security regarding the changed terms and return it to the Holder. Alternatively, if the Company so determines, the Company in exchange for the Security shall issue a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

                                   ARTICLE 7

                  REPRESENTATIONS OF HOLDERS AND RESTRICTIONS
                           ON TRANSFER OF SECURITIES

         SECTION 7.1. NO REGISTRATION UNDER SECURITIES ACT. The Securities have not been registered under the Act. Each Initial Purchaser, by acceptance of a Security, represents that:

                  (1) it is acquiring the Securities for its own account or for an account with respect to which it exercises sole investment discretion, that it or such account is a Qualified Institutional Buyer ("QIB") under Rule 144A under the Act, and that it is acquiring the Securities for investment purposes and not for distribution;

                  (2) it acknowledges that the Securities have not been registered under the Act and may not be sold except as permitted below;

                  (3) it understands and agrees (x) that such Securities are being offered only in a transaction not involving any public offering within the meaning of the Act, and (y) that (A) if within two years after the date of original issuance of the Securities or if within three months after it ceases to be an affiliate (within the meaning of Rule 144 under the Act) of the Company, it decides to resell, pledge or otherwise transfer such Securities on which the legend set forth below appears, such Securities may be resold, pledged or transferred only (i) to the Company, (ii) so long as such security is eligible for resale pursuant to Rule 144A, to a person whom the Seller reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A (as indicated by the box checked by the transferor on the Certificate of Transfer on the reserve of the Security), (iii) in minimum aggregate principal amounts of $100,000 to an Institutional Accredited Investor, as defined in Rule 501(a)(1), (2), (3) or (7)
         under the Act (as indicated by the box checked by the transferor on the Certificate of Transfer on the reverse of the Security), that is acquiring the Securities for investment purposes and not for distribution, and a certificate which may be obtained from the Company is delivered by the transferee to the Company, (iv) pursuant to an exemption from the registration requirements of the Act provided by Rule 144 (if applicable) under the Act, (v) pursuant to an effective registration statement under the Act, or (vi) pursuant to an opinion of counsel acceptable to the Company that registration is not required under the Act, in each case in accordance with any applicable state or Puerto Rico securities laws, (B) the purchaser will, and each subsequent Holder is required to, notify any purchaser of Securities from it of the resale restrictions referred to in (A) above, if then applicable, and (C) with respect to any transfer of Securities to or by an Institutional Accredited Investor, such Holder will deliver to the Company such certificates and other information as it may reasonably require to confirm that the transfer by it complies with the foregoing restrictions;

                  (4) it understands that the notification requirement referred to in (3) above will be satisfied by virtue of the fact that the following legend will be placed on the Securities unless otherwise agreed to by the Company.

                           "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE
                  SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER THE PUERTO RICO UNIFORM SECURITIES ACT OR ANY OTHER STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED
                  (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR A PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE

                  TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN MINIMUM AGGREGATE PRINCIPAL AMOUNTS OF $100,000 TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) or (7) UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE SIDE OF THIS SECURITY) THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND A CERTIFICATE WHICH MAY BE OBTAINED FROM THE COMPANY IS DELIVERED BY THE TRANSFEREE TO THE COMPANY, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (6) PURSUANT TO AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE U.S. AN INSTITUTIONAL ACCREDITED INVESTOR HOLDING THIS SECURITY AGREES IT WILL FURNISH TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER TO OR BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) or (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION."

                  (5) it (i) is able to fend for itself in the transactions contemplated by this Agreement; (ii) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and
         (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

                  (6) it acknowledges that it has had access to such financial and other information and has been afforded the opportunity to ask questions of the Company and receive answers thereto, as it deemed necessary in connection with its decision to purchase the Securities; and

                  (7) it understands that the Company and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that if any of the acknowledgments, representations and agreements deemed to have been made by its purchase of the Securities are no longer accurate, it shall promptly notify the Company; and if it is acquiring the Securities as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements on behalf of such account.

                                   ARTICLE 8

                         REPRESENTATIONS AND WARRANTIES

         As an inducement to the Initial Purchasers to enter into this Agreement and to purchase the Securities, the Company represents and warrants to the Initial Purchasers that:

         SECTION 8.1. CORPORATE EXISTENCE; COMPLIANCE WITH LAW AND CONTRACTUAL OBLIGATIONS. The Company (a) is duly organized, validly existing and in good standing as a corporation under the laws of the Commonwealth of Puerto Rico and in each jurisdiction where its ownership of property or conduct of business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect; (b) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do; and (c) is not in violation of any Requirement of Law or any Contractual Obligation if such violation could have a Material Adverse Effect.

         SECTION 8.2. CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. The Company has the corporate power and authority to execute, deliver and perform this Agreement and the Securities and has taken all necessary corporate actions to authorize such execution, delivery and performance. This Agreement and the Securities, when issued, have been or will have been duly executed and delivered on behalf of the Company and constitute or will constitute legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and by general principles of equity.

         SECTION 8.3. NO LEGAL OR CONTRACTUAL BAR. The execution, delivery and performance of this Agreement and the Securities, including the use of the proceeds of the Securities, do not and will not (a) violate any Requirement of Law or any Contractual Obligation of the Company or any of its Subsidiaries,
(b) require any license, consent, authorization, approval or any other action by, or any notice to or filing or registration with, any Governmental Authority or any other Person, or (c) result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries.

         SECTION 8.4. FINANCIAL INFORMATION. (a) The consolidated balance sheet of the Company and its consolidated Subsidiaries as at December 31, 1998 and the related consolidated statements of income, retained earnings and cash flows for the fiscal year then ended, including in each case the related schedules and notes, reported on by PricewaterhouseCoopers LLP, true copies of which have been previously delivered to the Initial Purchasers, are complete and correct and fairly present the consolidated financial condition of the Company and its consolidated Subsidiaries as at the date thereof and the consolidated results of operations and cash flows for such period, in accordance with GAAP applied on a consistent basis.

         (b) The unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as at June 30, 1999, and the related unaudited consolidated statements of income, retained earnings and cash flows for the three-month and six-month periods then ended, true copies of which have been previously delivered to the Initial Purchasers, are complete and correct and fairly present the consolidated financial condition of the Company and its consolidated Subsidiaries as at the date thereof and the consolidated results of operations and cash flows for such periods in conformity with GAAP applied on a basis consistent with the financial statements referred to in subsection
(a) of this Section, subject to normal year-end audit adjustments.

         (c) The Company does not have any material liability of any kind, whether accrued, contingent, absolute, determined, determinable or otherwise, and no condition, situation or set of circumstances exists that could be reasonably expected to result in such a liability, which is required to be reflected in its financial statements in accordance with GAAP and that is not reflected in the financial statements referred to in Section 8.4(a) or 8.4(b). Any such material liability arising in the future will be reflected in the financial statements delivered to the Holders pursuant to Section 3.2.

         (d) Since December 31, 1998, no material adverse change has occurred in the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole.

         SECTION 8.5. NO MATERIAL LITIGATION. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Company, threatened by or against the Company or any of its Subsidiaries, or against any of the Company's or any such Subsidiary's properties or revenues that, if adversely determined, could alone, or with any other litigation, investigation or proceeding, affect the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, in excess of a Material Amount or could have a Material Adverse Effect.

         SECTION 8.6. TAXES. The Company and each of its Subsidiaries have filed or caused to be filed all tax returns that are required to be filed and have paid all taxes shown to be due and payable on such returns or on any assessments made against them or any of their property other than taxes and assessments that are being contested in good faith by appropriate proceedings and as to which the Company or such Subsidiary has established adequate reserves in conformance with GAAP.

         SECTION 8.7. INVESTMENT COMPANY ACT. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and is not controlled by any "investment company."

         SECTION 8.8. USE OF PROCEEDS. The proceeds of the sale of the Securities shall be used by the Company for its general corporate purposes.

         SECTION 8.9. ERISA. (a) No Prohibited Transactions, accumulated funding deficiencies (as described in Section 302 of ERISA), withdrawals from Multiemployer Plans or Reportable Events have occurred with respect to any Plans or Multiemployer Plans that, in the aggregate, could subject the Company or any of its Subsidiaries to any material tax, penalty or other liability where such tax, penalty or liability is not covered in full, for the benefit of the Company or such Subsidiary, by insurance; (b) no notice of intent to terminate a Plan has been filed, nor has any Plan been terminated under Section 4041 of ERISA, nor has the Pension Benefit Guaranty Corporation instituted proceedings to terminate, or appoint a trustee to administer, a Plan and no event has occurred or condition exists that might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (c) the present value of all benefits liabilities (as defined in Section 4001(a)(16) of ERISA) under all Plans (based on the actuarial assumptions used to fund the Plans) does not exceed the assets of the Plans; and (d) the execution, delivery and performance by the Company of this Agreement and the Securities and the use of the proceeds thereof will not involve any Prohibited Transaction. For purposes of this Section, the following terms shall have the following meanings:

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may from time to time be supplemented or amended, and the rules and regulations issued thereunder as from time to time in effect.

         "ERISA Affiliate" shall mean each trade or business, including the Company, whether or not incorporated, that together with the Company would be treated as a single employer under Section 4001 of ERISA.

         "Multiemployer Plan" shall mean a plan described in Section 4001(a)(3) of ERISA to which the Company or any ERISA Affiliate is required to contribute on behalf of any of its employees.

         "Plan" shall mean any plan (other than a Multiemployer Plan) subject to Title IV of ERISA maintained for employees of the Company or any ERISA Affiliate (and any such plan no longer maintained by the Company or any of its ERISA Affiliates to which the Company or any of its ERISA Affiliates has made or was required to make any contributions during the five years preceding the date on which such plan ceased to be maintained).

         "Prohibited Transaction" shall mean any transaction described in
Section 406 of ERISA that is not exempt by reason of Section 408 of ERISA or the transitional rules set forth in Section 414(c) of ERISA and any transaction described in Section 4975(c)(1) of the Code that is not exempt by reason of
Section 4975(c)(2) or Section 4975(d) of the Code, or the transitional rules of
Section 2003(c) of ERISA.

         "Reportable Event" shall mean any of the events set forth in Section 4043(c) of ERISA or the regulations thereunder, a withdrawal from a Plan described in Section 4063 of ERISA, a cessation of operations described in
Section 4068(f) of ERISA, an amendment to a Plan necessitating the posting of security under

Section 401(a)(29) of the Code, or a failure to make a payment required by
Section 412(m) of the Code and Section 302(e) of ERISA when due.

         SECTION 8.10. RANK OF THE SECURITIES. The Securities will rank pari passu in right of payment to all existing and future unsecured senior indebtedness of the Company, including the claims of general creditors of the Company.

         SECTION 8.11. NO REGISTRATION UNDER THE ACT. Assuming compliance by the Initial Purchasers with their representations hereunder, it is not necessary in connection with the sale of the Securities to the Initial Purchasers to register the Securities under the Act.


                                   ARTICLE 9

                              CONDITIONS PRECEDENT

         SECTION 9.1. CONDITIONS PRECEDENT TO INITIAL SALE. It shall be a condition precedent to the sale of Securities on the date hereof that the Initial Purchasers shall have received the following documents and that the following conditions shall have been satisfied:

         (a) a certified copy of the resolution of the Board of Directors of the Company approving the execution, delivery and performance of this Agreement and the Securities and the transactions contemplated herein and therein;

         (b) a certificate of the Secretary or an Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to sign this Agreement and the Securities and the other documents required to be executed and delivered hereunder, in each case dated the date hereof;

         (c) an opinion of Pietrantoni, Mendez & Alvarez LLP, counsel for the Company, in form and substance acceptable to the Initial Purchasers, covering such matters as the Initial Purchasers may reasonably request, dated the date hereof;

         (d) a copy of the Certificate of Incorporation of the Company certified by the Secretary of State of Puerto Rico as of a recent date and by the Secretary or Assistant Secretary of the Company on the date hereof;

         (e) a copy of the By-laws of the Company, certified by the Secretary or an Assistant Secretary of the Company on the date hereof as being accurate and complete;

         (f) a certificate of the applicable officer in the relevant jurisdiction or other equivalent document certifying as of a recent date that the Company is in good standing in the Commonwealth of Puerto Rico;

         (g) evidence satisfactory to the Initial Purchasers that all acts and conditions (including the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened prior to the execution, delivery and performance of this Agreement and the Securities and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws;

         (h) such other documents or legal opinions as the Initial Purchasers or its counsel may reasonably request, all in form and substance reasonably satisfactory to the Initial Purchasers;

         (i) all documentation, including documentation for corporate and legal proceedings in connection with the transactions contemplated by this Agreement and the Securities, shall be reasonably satisfactory in form and substance to the Initial Purchasers and its counsel;

         (j) the Company shall have paid all fees required to have been paid under this Agreement and the Securities, including the agency fee payable to Doral Securities, Inc., prior to or on the date hereof;

         (k) no default or Event of Default shall have occurred and be continuing; and

         (l) since December 31, 1998, no material adverse change shall have occurred in the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole.

                                   ARTICLE 10

                                 MISCELLANEOUS

         SECTION 10.1. NOTICES. Any notice or communication shall be in writing and delivered in person or mailed by first-class mail addressed as follows:

                  If to the Company:

                           Doral Financial Corporation
                           1159 Franklin Delano Roosevelt Avenue
                           San Juan, Puerto Rico 00920

                           Attention of:  Mr. Mario S. Levis

                           Telephone:  (787) 749-7108
                           Telecopier: (787) 792-4025


                  If to the Initial Purchasers:

                           Puerto Rico Investors Tax Free Funds
                           209 Munoz Rivera Avenue
                           Banco Popular Center - Suite 1112
                           Hato Rey, Puerto Rico  00918

                           Attention of:  Mr. Leslie Highley

                           Telephone:  (787) 751-5871
                           Telecopier: (787) 751-8587

         The Company or the Initial Purchasers by notice to the other may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication mailed to a Securityholder shall be mailed to the Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

         Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

         SECTION 10.2. STATEMENTS OR OPINION. Each certificate or opinion with respect to compliance with a covenant or condition provided for in this Agreement shall include:

                  (1) a statement that the person making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of such person, such covenant or condition has been complied with.

         SECTION 10.3. WHEN TREASURY SECURITIES DISREGARDED. In determining whether the Holders of the required principal amount of Securities have concurred in any waiver or consent, Securities owned by the Company or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be outstanding. Also, subject to the foregoing, only Securities outstanding at the time shall be considered in any such determination.

         SECTION 10.4. LEGAL HOLIDAYS. A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions are not generally open in the Commonwealth of Puerto Rico. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the record date shall not be affected.

         SECTION 10.5. GOVERNING LAW. This Agreement and the Securities shall be governed by, and construed in accordance with, the laws of the Commonwealth of Puerto Rico but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

         SECTION 10.6. SUCCESSORS. All agreements of the Company in this Agreement and the Securities shall bind its successors.

         SECTION 10.7. MULTIPLE ORIGINALS. The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Agreement.

         SECTION 10.8. TABLE OF CONTENTS; HEADINGS. The table of contents and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

         SECTION 10.9. REPRESENTATIONS AND COVENANTS BY THE INITIAL PURCHASERS. Each Initial Purchaser represents that (i) no part of the funds being used by it to purchase the Securities constitute assets of any employee benefit plan, as defined in Section 3 of ERISA and (ii) it has the corporate power and authority to execute, deliver and perform this Agreement and has taken all necessary corporate action to authorize such execution, delivery and performance. This Agreement has been duly executed and delivered on behalf of each Initial Purchaser and constitutes the legal, valid and binding obligation of each Initial Purchaser enforceable against it in accordance with its terms, severally and not jointly, except as enforceability may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and by general principles of equity.

         SECTION 10.10. SURVIVAL OF CERTAIN PROVISIONS. The covenants and other provisions set forth in Articles 1, 6, 8 and 10 and in Section 3.6 shall survive the payment of principal of the Securities. All other covenants and provisions of the Agreement shall expire upon payment of all the Securities, provided that rights or causes of action accrued prior to such payment shall survive.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                                               DORAL FINANCIAL CORPORATION



                                            By: /s/ Mario S. Levis
                                               --------------------------------
                                          Name:   Mario S. Levis
                                         Title:   Executive Vice President

                                             PUERTO RICO INVESTORS FLEXIBLE
                                                     ALLOCATION FUND



                                            By: /s/ Leslie Highley, Jr.
                                               --------------------------------
                                          Name:   Leslie Highley, Jr.
                                         Title:   Authorized Signatory


                                            By: /s/ Javier Rubio
                                               --------------------------------
                                          Name:   Javier Rubio
                                         Title:   Authorized Signatory


                                                 PUERTO RICO INVESTORS
                                                 TAX-FREE FUND VI, INC.



                                            By: /s/ Leslie Highley, Jr.
                                               --------------------------------
                                          Name:   Leslie Highley, Jr.
                                         Title:   Senior Vice President


                                            By: /s/ Javier Rubio
                                               --------------------------------
                                          Name:   Javier Rubio
                                         Title:   Senior Vice President

                                                                   SCHEDULE I

                                                                 PRINCIPAL         PRINCIPAL         PRINCIPAL          PRINCIPAL
                                                                 AMOUNT OF         AMOUNT OF         AMOUNT OF          AMOUNT OF
                                                               8.35% SENIOR      8.45% SENIOR      8.50% SENIOR       8.55% SENIOR
                                                                 NOTES DUE         NOTES DUE         NOTES DUE          NOTES DUE
                                                                2004 TO BE        2005 TO BE        2006 TO BE         2007 TO BE
                   INITIAL PURCHASERS                            PURCHASED         PURCHASED         PURCHASED          PURCHASED
                   ------------------                            ---------         ---------         ---------          ---------

Puerto Rico Investors Flexible Allocation Fund..........        $3,000,000        $4,000,000        $1,000,000         $4,500,000

Puerto Rico Investors Tax-Free Fund VI, Inc.............        $2,000,000        $4,000,000        $6,000,000         $4,500,000

         TOTAL                                                  $5,000,000        $8,000,000        $7,000,000         $9,000,000

                                                                      EXHIBIT A

                           [FORM OF FACE OF SECURITY]


         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER THE PUERTO RICO UNIFORM SECURITIES ACT OR ANY OTHER STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR A PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN MINIMUM AGGREGATE PRINCIPAL AMOUNTS OF $100,000 TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) or
         (7) UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE SIDE OF THIS SECURITY) THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND A CERTIFICATE WHICH MAY BE OBTAINED FROM THE COMPANY IS DELIVERED BY THE TRANSFEREE TO THE COMPANY, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (6) PURSUANT TO AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE U.S. AN INSTITUTIONAL ACCREDITED INVESTOR HOLDING THIS SECURITY AGREES IT WILL FURNISH TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER TO OR BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS

         SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) or (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION.

         IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH REGISTRAR MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.


No._____________                                                $_____________


                                Senior Note Due
                                 August 31, 200


         Doral Financial Corporation, a Puerto Rico corporation, promises to pay to _________________________________ or registered assigns, the principal sum of ______________________________________________ Dollars on August 31,
200__.

         Interest Payment Dates:

         Record Dates:

         Additional provisions of this Security are set forth on the other side of this Security.

Dated:  September   , 1999

                                            DORAL FINANCIAL CORPORATION



                                            By:
                                               --------------------------
                                                   [Vice] President



                                            By:
                                               --------------------------
                                                  [Assistant] Secretary

                       [FORM OF REVERSE SIDE OF SECURITY]


                                Senior Note Due
                                 August 31, 200


1.       Interest

                  Doral Financial Corporation, a Puerto Rico corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on February 28 and August 31 of each year, commencing on February 28, 2000. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from September , 1999. Interest will be computed on the basis of a 360-day year of twelve 30-day months and, with respect to any portion of a calendar month, on the basis of the actual number of days elapsed during such portion of a calendar month.

2.       Method of Payment

                  The Company will pay interest on the Securities (except defaulted interest) to the persons who are registered holders of Securities at the close of business on the February 15 or August 15 next preceding the relevant interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts (i) by wire transfer of immediately available funds to the account of each Holder as notified by each Holder to the Company, in the case of Holders of $1,000,000 or more in aggregate principal amount of Securities and
         (ii) by check mailed to the Holder's address, in other cases.


3.       Paying Agent and Registrar

                  Initially, the Company will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or coregistrar.

4.       Note Purchase Agreement

                  The Company issued the Securities under a Note Purchase Agreement dated as of September , 1999 (the "Agreement"), between the Company and the several purchasers named therein. The terms of the Securities include those stated in the Agreement. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Agreement. The Securities are subject to all such terms, which are hereby incorporated by reference as if fully set forth herein, and Securityholders are referred to the Agreement for a statement of those terms.

                  The Securities are general unsecured obligations of the Company.


5.       No Early Redemption

                  The Securities may not be redeemed prior to maturity.


6.       Denominations; Transfer; Exchange

                  The Securities are in registered form without coupons in denominations of $5,000 and whole multiples of $5,000. A Holder may transfer or exchange Securities in accordance with the Agreement. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Agreement.


7.       Persons Deemed Owners

                  The registered holder of this Security may be treated as the owner of it for all purposes.


8.       Unclaimed Money

                  If money for the payment of principal or interest remains unclaimed for two years, the Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another person. After any such payment, Holders entitled to the money must look only to the Company for payment.

9.       Amendment, Waiver

                  Subject to certain exceptions set forth in the Agreement, (i) the Agreement or the Securities may be amended with the written consent of the Holders of at least a majority in principal amount outstanding of the Securities and (ii) certain defaults or noncompliances with certain provisions may be waived with the written consent of the Holders of a majority in principal amount outstanding of the Securities.


10.      Defaults and Remedies

                  Under the Agreement, Events of Default include (i) default for 30 days in payment of interest on the Securities; (ii) default in payment of principal of the Securities at maturity, upon declaration or otherwise; (iii) failure by the Company to comply with other agreements in the Agreement or the Securities, subject to notice and lapse of time; (iv) certain accelerations of indebtedness of the Company or any Significant Subsidiary if the amount accelerated exceeds $5,000,000, subject to notice and lapse of time; and (v) certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, and unless such Event of Default is of a type which may be waived by the Majority Holders and is so waived by the Majority Holders, each Holder may declare the Securities held by such Holder to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities being due and payable immediately upon the occurrence of such Events of Default.

------------------------------------------------------------------------------



                                ASSIGNMENT FORM


To assign this Security, fill in the form below:


I or we assign and transfer this Security to ____________________


------------------------------------------------------------------------------
             (Print or type assignee's name, address and zip code)


------------------------------------------------------------------------------
                 (Insert assignee's Soc. Sec. or Tax I.D. No.)


and irrevocably appoint ________________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.



------------------------------------------------------------------------------




Date:_______________                      Your Signature:



------------------------------------------------------------------------------
     Sign exactly as your name appears on the other side of this Security.



         In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

Check one box below

         (1)      [ ]      to the Company; or

         (2)      [ ]      pursuant to an effective registration statement
                           under the Securities Act of 1933; or

         (3)      [ ]      inside the United States to a "qualified
                           institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

         (4)      [ ]      to an institutional "accredited investor" (as
                           defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933) that has furnished to the Registrar a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Registrar or the Company); or

         (5)      [ ]      pursuant to another available exemption from
                           registration provided by Rule 144 under the Securities Act of 1933; or

         (6)      [ ]      pursuant to an opinion of counsel acceptable to
                           the Company that registration is not required under the Securities Act of 1933.

         Unless one of the boxes is checked, the Registrar will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box
(4) or (5) is checked, the Registrar may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from or in a transaction not subject to, the registration requirements of the Securities Act of 1933.



                                                ------------------------------
                                                           Your Signature

Signature Guarantee:
                    ----------------------------------------------------------

                               (Signature must be guaranteed by a member
                                firm of the New York Stock Exchange or a
                                 commercial bank or trust company)


             TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.




Dated:________________________                  ______________________________
                                                NOTICE:  To be executed by an
                                                executive officer